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                                                                    EXHIBIT 10.2

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of June 13, 2001 by and between SPECTRX, INC., a Delaware corporation located at 6025A Unity Drive, Norcross, Georgia 30071 (the "Company"), and the various purchasers identified and listed on Schedule 1 attached hereto (each referred to herein as a "Purchaser", and collectively as the "Purchasers").

                                   SECTION 1.

                              SALE OF COMMON STOCK

         1.1. COMMON STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers and the Purchasers will buy from the Company a total of 395,633 shares of common stock, $.001 par value per share, of the Company (the "Common Stock") for the purchase price of $6.319 per share, with each Purchaser purchasing the number of shares of Common Stock for the aggregate purchase price indicated on Schedule 1 attached hereto. The shares of Common Stock to be issued and sold by the Company and purchased by the Purchasers pursuant to this Agreement are herein referred to as the "Common Shares."

         1.2. WARRANT. As an inducement for the Purchasers to purchase the Common Stock, subject to the terms and conditions hereof, the Company will issue to each Purchaser a warrant to purchase a number of shares of Common Stock equal to 20% of the number of shares of Common Stock purchased by each Purchaser herein (a "Warrant"). Each Warrant will be issued in substantially the form attached hereto as Exhibit A.

         1.3. PRIVATE OFFERING. The Common Shares will be offered and sold and each Warrant will be issued to the Purchasers without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. The Company has prepared and delivered to each Purchaser copies of an Offering Memorandum, dated May 2001 (as it may be amended or supplemented, and including the exhibits and/or schedules thereto, the "Offering Memorandum").

         1.4. REGISTRATION RIGHTS. The Purchasers (and any subsequent transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated as of the date hereof (as attached hereto as Exhibit B, the "Registration Rights Agreement"), by and between the Company and the Purchasers. Pursuant to the Registration Rights Agreement, the Company will file with the Securities and Exchange Commission (the "SEC" or the "Commission") a shelf registration statement on Form S-3 pursuant to Rule 415 under the Securities Act relating to the resale by the Purchasers of the Common Shares and the shares of Common Stock issuable upon exercise of the Warrants ("Warrant Shares"), and to use its best efforts to cause such shelf registration statement to be declared effective.

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                                   SECTION 2.

                                CLOSING; DELIVERY

         2.1. CLOSING. The closing of the purchase and sale of the Common Shares hereunder (the "Closing") shall be held at the executive offices of the Company, or at such other place upon which the Company and the Purchasers shall agree. The Closing shall occur simultaneously with or immediately after the execution and delivery of this Agreement by the Purchasers and the Company, or on such later date as the Company and the Purchasers may agree.

         2.2. DELIVERY. At the Closing, the Company will deliver to each Purchaser (i) a certificate, registered in the name of such Purchaser for the number of Common Shares to be purchased by such Purchaser against payment of the purchase price therefor by wire transfer per the Company's wiring instructions and (ii) a Warrant as described in Section 1.2 herein.

                                   SECTION 3.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Purchaser as follows:

         3.1. ORGANIZATION AND STANDING; ARTICLES AND BY-LAWS. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is not presently qualified to do business as a foreign corporation in any jurisdiction other than Georgia, and the failure to be so qualified does not and will not have a material adverse effect on the Company's business as now conducted or as now proposed to be conducted. The Company has furnished to each of the Purchasers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and true, complete and accurate copies of all documents evidencing all classes of securities convertible into or exchangeable or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         3.2. CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and to execute and deliver the agreements set forth as Exhibits hereto (collectively referred to with this Agreement as the "Agreements"), and to sell and issue the Common Shares and issue the Warrants and the Warrant Shares as set forth in the Agreements, and to carry out and perform its obligations under the terms of the Agreements.

         3.3. SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity, other than its equity interest in FluorRx, Inc. described in the notes to the Company's audited financial statements as of and for the year ended December 31, 2000.


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         3.4. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 50,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which 525,000 shares of Preferred Stock has been designated as Redeemable Convertible Preferred Stock (the "Preferred Stock"). As of June 11, 2001, there are 10,026,273 shares of Common Stock issued and outstanding and 525,000 shares of Preferred Stock issued and outstanding and no other shares of capital stock which are issued and outstanding. As of June 11, 2001, there are options outstanding issued by the Company to purchase an aggregate of 1,449,557 shares of Common Stock., warrants to purchase 300,000 shares of the Company's common stock and certain contingent rights to receive warrants to purchase shares of the Company's common stock pursuant to that certain Registration Rights Agreement dated June 4, 2001 by and among the Company and the purchasers listed on Schedule I thereto. In addition, the Company is a party to that certain Preferred Stock Purchase Agreement dated November 30, 1999 by and between the Company and Abbott Laboratories, an Illinois corporation, pursuant to which the Company may be required to issue and sell up to 728,457 shares of Common Stock to Abbott Laboratories. All of the outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid and nonassessable, and were issued in material compliance with applicable federal and state securities laws, including exemptions therefrom, and none of such issuances were made in violation of any pre-emptive or other rights. The Company has reserved 728,457 shares of Common Stock for issuance upon conversion of the Preferred Stock, 1,690,288 shares of its Common Stock for issuance pursuant to its stock option and stock purchase plans and 379,127 shares of its Common Stock for issuance upon exercise of the Warrants and prior outstanding warrants. Except as set forth above, there are no options, warrants or other rights (including conversion or pre-emptive rights) or agreements outstanding to purchase any of the Company's authorized and unissued capital stock.

         3.5. AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of the Agreements by the Company, the authorization, sale, issuance and delivery of the Common Shares, the authorization, issuance and delivery of the Warrants and the Warrant Shares and the performance of all of the Company's obligations under the Agreements has been taken or will be taken prior to the Closing. The Agreements and Warrants, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies (the "Enforceability Limitations"). The Common Shares and Warrant Shares, when issued in compliance with the provisions of this Agreement or the Warrant, as applicable, will be validly issued, and fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions. The Company has reserved 79,127 shares of the Common Stock for issuance upon exercise of the Warrants, and such shares shall remain so reserved as long as the Warrants are exercisable.

         3.6. REPORTS AND FINANCIAL STATEMENTS. The Company has delivered to the Purchasers prior to the execution of this Agreement a copy of each registration statement, schedule, report, proxy statement or information statement it has filed with the Securities and Exchange Commission ("SEC") since March 31, 2000, including without limitation, the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000, June 30, 2000 and


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September 30, 2000, the Company's Annual Report on Form 10-K for the year ended
December 31, 2000, the definitive proxy statement for the Company's 2001 annual meeting of stockholders and any Current Reports on Form 8-K (as such documents have since the time of their filing been amended or supplemented, the "SEC Reports"). The SEC Reports (a) were timely filed and complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim consolidated financial statements (including, in each case, the notes, if any, thereto) included in the SEC Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements, to year-end audit adjustments and the absence of footnotes) the consolidated financial position of the Company as at the respective dates thereof and the consolidated results of its operations and cash flow for the respective periods then ended.

         3.7. INTEGRATION. Neither the Company nor anyone acting on its behalf has, directly or through any agent during the 6 month period ending on the date of this Agreement, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Common Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under Section 4(2) of the Securities Act.

         3.8. PUBLIC OFFERING. Neither the Company nor anyone acting on its behalf has engaged, in connection with the offering of the Common Shares, the Warrants or the Warrant Shares (i) in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act,
(ii) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, or (iii) in any action which would violate applicable state securities, or "blue sky," laws.

         3.9. ENFORCEABILITY. The Registration Rights Agreement has been duly authorized by the Company and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the Company), will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof, except as such enforceability may be limited by (i) the Enforceability Limitations, and (ii) as to rights of indemnification and contribution, by principles of public policy or federal or state securities laws relating thereto.

         3.10. NO MATERIAL ADVERSE CHANGES. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise specifically stated therein, there has been no (i) material adverse change in the business, results of operations, assets, prospects, or financial condition of the Company, taken as a whole, whether or not arising


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in the ordinary course of business, or (ii) dividend or distribution of any kind declared, paid or made by the Company on its capital stock.

         3.11. NO CONFLICTS. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated in the Agreements do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other Persons any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, license or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations of the principal market, system or exchange on which the Common Stock is traded, quoted or listed), applicable to the Company, or by which any material property or asset of the Company is bound or affected.

         3.12. CONSENTS AND APPROVALS. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of the Agreement or the Registration Rights Agreement other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement,
(ii) the application(s) or any letter(s) acceptable to the Nasdaq National Market ("Nasdaq") for the listing or quoting of the Common Shares on Nasdaq (and with any other national securities exchange or market on which the Common Stock is then traded, listed or quoted), and (iii) any filings, notices or registrations under applicable state securities laws (collectively, the "Required Approvals").

         3.13. LITIGATION; PROCEEDINGS. There is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective assets or properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) or any arbitrator, which (i) adversely affects or challenges the legality, validity or enforceability of the Agreement, (ii) could reasonably be expected to, individually or in the aggregate, have or result in a material adverse effect on the business, results of operations, assets, prospects, or financial condition of the Company, taken as a whole (a "Material Adverse Effect") or (iii) if adversely decided, could reasonably be expected to have a material adverse effect on the issuance of the Common Shares, the Warrants or the Warrant Shares, or the consummation of the transactions contemplated by the Agreement.

         3.14. NO DEFAULT OR VIOLATION. Except for those that would not, individually or in the aggregate, result in a Material Adverse Effect or have a material adverse effect on the execution and delivery of, and the performance and compliance with the Agreements, the Company is not in (i) default under or in violation of any indenture, loan or other credit agreement or any other


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agreement or instrument to which it is a party or by which it or any of its assets or properties is bound, (ii) violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court, arbitrator or governmental authority applicable to it, or (iii) violation of any law, statute, ordinance, rule or regulation of any governmental authority to which it is subject. The Company is not in default under or in violation of its certificate of incorporation, bylaws or other organizational documents or in default under or in violation of any of the listing or quotation requirements of Nasdaq as in effect on the date hereof and the Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future. The business of the Company is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule or regulation of any governmental authority, except where such violations have not resulted or are not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with the Agreements. The Company is not in breach of any agreement where such breach, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect or have a material adverse effect on the execution and delivery of, and the performance and compliance with the Agreements.

         3.15. BROKER'S FEES. No fees or commissions or similar payments with respect to the transactions contemplated by the Agreements have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker or bank, other than fees payable to The Robinson-Humphrey Company, as placement agent. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.15 that may be due in connection with the transactions contemplated by the Agreements.

         3.16. LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The principal market on which the Common Stock is currently traded is Nasdaq. The Company has not in the three (3) years preceding the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been traded or listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of any such market, exchange or trading facility. The Company is not aware of any facts that would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by the Agreements, the Company is and will be in compliance with all such maintenance requirements.

         3.17. INTELLECTUAL PROPERTY RIGHTS. The Company owns or possesses adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual property rights (collectively, "Intellectual Property Rights") which are material to the business of the Company, as now conducted or as proposed to be conducted and as described in the SEC Reports. To the knowledge of the Company, it has not infringed and is not infringing on any of the Intellectual Property Rights of any Person and, except as disclosed in the Company's SEC Reports or the Offering Memorandum, there is no claim, action or proceeding which has been made or brought, or to the Company's knowledge, is being made, brought or threatened, which involves any


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Intellectual Property Rights of the Company or infringement or alleged infringement by the Company of any Intellectual Property Rights of any Person. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights. The Intellectual Property Rights of the Company are valid and enforceable.

         3.18. REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as described on Schedule 3.18, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Agreements.

         3.19. TITLE. The Company has good and marketable title in fee simple to all real property and personal property owned by it which is material to the business of the Company, in each case free and clear of all liens and encumbrances, except for liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and facilities by the Company.

         3.20. PERMITS. The Company possesses all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate its properties and to conduct its business as currently conducted except where the failure to possess such permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect ("Material Permits"), and there is no claim, action or proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. The Company is not in conflict with, in default under or in violation of any Material Permit.

         3.21. ENVIRONMENTAL. Except as described in the Offering Memorandum or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (i) the Company is in compliance with and not subject to any known liability under applicable Environmental Laws (as defined below), (ii) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has, and is in compliance with, all permits required under any applicable Environmental Laws and each of them is in full force and effect, (iii) (a) there is no pending civil, criminal or administrative action, or pending hearing or suit, (b) the Company has not received any demand, claim, or notice of violation and (c) to the knowledge of the Company, there is no investigation, proceeding, notice or demand letter or request for information threatened against the Company in the case of (a), (b) and (c), under any Environmental Law, (iv) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company, (v) the Company has not received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response,


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Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law, (vi) no property or facility of the Company is (a) listed or, to the knowledge of the Company, proposed for listing on the National Priorities List under CERCLA or is (b) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

         For purposes of this Agreement, "Environmental Laws" means all applicable federal, provincial, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials (as defined below) into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and
(iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom. The term "Hazardous Material" means (a) any "hazardous substance," as defined in the Comprehensive Environmental Response, the Resource Conservation and Recovery Act, as amended, (b) any "hazardous waste," as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

         3.22. INSURANCE. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the business in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company, taken as a whole.

         3.23. FORM ELIGIBILITY. The Company is eligible for the filing of a registration statement on Form S-3 relating to the resale of the Common Shares and the Warrant Shares by the Purchasers.

         3.24. TAX STATUS. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith. There are no unpaid taxes in any material amount claimed to be due from the Company by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.


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                                   SECTION 4.

                            COVENANTS OF THE COMPANY

         The Company hereby covenants with the Purchasers as follows:

         4.1. INTEGRATION. Neither the Company nor anyone acting on its behalf will offer, sell or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a manner that would cause the offer and sale of the Common Shares, the Warrant and the Warrant Shares to fail to be entitled to the exemption afforded by Rule 506 of Regulation D, or under
Section 4(2) of the Securities Act.

         4.2. RESERVATION OF COMMON STOCK. At all times prior to the expiration date of the Warrants, the Company covenants and agrees to reserve 79,127 shares of Common Stock for issuance upon exercise of the Warrants.

                                   SECTION 5.

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each Purchaser, severally and not jointly, hereby represents and warrants to the Company with respect to the purchase of the Common Shares by such Purchaser and issuance of the Warrants to such Purchaser as follows:

         5.1. EXPERIENCE. Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that such Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         5.2. INVESTMENT INTENT. Such Purchaser is acquiring the Common Shares and the Warrants for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Common Shares to be purchased and the Warrants to be issued have not been registered under the Securities Act by reason of the exemption from the registration provisions of the Securities Act contained in Rule 506 of Regulation D and Section 4(2) of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

         5.3. ACCREDITED INVESTOR. Such Purchaser is a "qualified institutional buyer," as that term is defined in Rule 144A of the Securities Act, or an "accredited investor," as that term is defined in Regulation D promulgated pursuant to the Securities Act.

         5.4. RULE 144. Such Purchaser acknowledges that the Common Shares and the Warrants (and the shares of Common Stock issuable upon exercise of the Warrants) must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a


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private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and fully paid for the security to be sold, the sale being effected through a "broker's transaction" or in transaction directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

         5.5. RELIANCE. Such Purchaser understands and acknowledges that (i) the Common Shares are being offered and sold and the Warrants are being issued to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or SEC Regulation D, Rule 506, promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 5 and such Purchaser hereby consents to such reliance.

         5.6. ACCESS TO INFORMATION. Such Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects. Such Purchaser acknowledges and understands that, in the course of such discussions, it may have been provided access to material, non-public information concerning the Company. Further, the Purchaser acknowledges and understands the fact that the Company is seeking to effect the private placement of the Common Shares and the Warrants is material non-public information and disclosure of such information or use of such information by the Purchasers or anyone receiving such information from the Purchasers in connection with the purchase, sale or trade of the Company's securities (other than use by the Purchasers in acquiring the Common Shares and the Warrants), or any hedging, derivative or similar transactions or activities involving the Company's securities, is unlawful and constitutes a violation of securities laws. Nothing contained in this Section 5.6 modifies, amends or affects each Purchaser's right to rely on the Company's representations and warranties contained in Section 3 above.

         5.7. ORGANIZATION; AUTHORIZATION. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership or a business trust or other entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated by the Agreements and otherwise to carry out its obligations under the Agreement. The purchase by such Purchaser of the Common Shares and the acquisition of the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement when executed and delivered by such Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         5.8. BROKERS OR FINDERS. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken alone by such Purchaser, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         5.9. LEGEND. Such Purchaser understands that the certificates evidencing the Common Shares will bear the following legend: "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

         In addition, the Purchasers acknowledge that each certificate for Common Shares sold to a Purchaser shall bear any additional legend required by any other applicable state securities or "blue sky" laws.

         The Company's transfer agent and registrar will maintain stop transfer instructions on record for the Common Shares until it has been notified by the Company, upon the advice of counsel, that such instructions may be waived. Such stop transfer instructions will limit the method of sale of the Common Shares, consistent with Rule 144 or other available exemptions from registration under the Securities Act. Any transfers other than pursuant to Rule 144 will require an opinion of counsel satisfactory to the Company and its counsel prior to such transfers.

         5.10. GOVERNMENTAL REVIEW. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency or authority has passed upon or made any recommendation or endorsement of the Common Shares.

         5.11. RESIDENCY. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule 1 hereto.

                                   SECTION 6.

                       CONDITIONS TO CLOSING OF PURCHASERS

         The obligations of the Purchasers to purchase the Common Shares at the Closing is, at the option of the Purchasers, subject to the fulfillment of the following conditions:

         6.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company herein shall be true and correct in all material respects as of the date when made and as of the Closing.

         6.2. COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

         6.3. NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

         6.4. NO SUSPENSIONS OF TRADING IN COMMON STOCK. The trading in the Common Stock shall not have been suspended by the Commission on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company).

         6.5. LISTING OF COMMON STOCK. The Common Stock shall have been at all times since the date of this Agreement and on the date of the Closing listed for trading or quoted on Nasdaq.

         6.6. ADVERSE CHANGES. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K, or latest Current Report on Form 8-K,whichever is more recent, last filed prior to the date of this Agreement, no event which has had or could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with, the Agreements shall have occurred.

         6.7. LITIGATION. No action, proceeding or litigation shall have been instituted or threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the execution and delivery of, and the performance and compliance with, the Agreements.

         6.8. CHANGE OF CONTROL. No Change of Control shall have occurred between the date hereof and the Closing. As used herein, "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their affiliates, of in excess of 35% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors that is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Company with or into another Person, unless the holders of the Company's securities immediately prior to the merger continue to hold at least 67% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in clauses
(i), (ii), (iii) or (iv).

         6.9. CERTIFICATE OF INCORPORATION. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company, in Delaware issued by the Secretary of State of Delaware as of a date within ten (10) days of the Closing. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the qualification and good standing of the Company in the State of Georgia as a foreign corporation within ten (10) days of the Closing.

         6.10. COMPLIANCE CERTIFICATE. Should the Closing occur as of a date other than the date of this Agreement, the Company shall have delivered to the Purchaser a certificate of the Company executed by the President of the Company, dated as of the Closing certifying to the fulfillment of the conditions specified in Section 6 of this Agreement.

         6.11. SECRETARY'S CERTIFICATE. The Company shall have delivered to the Purchaser a certificate of the Company executed by the Secretary of the Company, dated as of the Closing, certifying (i) resolutions adopted by the Board of Directors of the Company authorizing the execution of the Agreements, and the transactions contemplated hereby; (ii) the Certificate of Incorporation and Bylaws of the Company, each as amended, and copies of the third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by the Agreements; and (iii) such other documents relating to the transactions contemplated by the Agreements.

         6.12. REGISTRATION RIGHTS AGREEMENT. The Company and the Purchasers shall have executed, entered into and delivered the Registration Rights Agreement, a form of which is attached hereto as Exhibit B.

                                   SECTION 7.

                        CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Common Shares at the Closing is, at the option of the Company, subject to the fulfillment as of the Closing of the following conditions:

         7.1. REPRESENTATIONS. The representations made by the Purchasers herein shall be true and correct when made, and shall be true and correct on the date made and on the Closing.

         7.2. LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

         7.3. PERFORMANCE BY THE PURCHASERS. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreements to be performed, satisfied or complied with by such Purchaser at or before the Closing.

         7.4. NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any court or governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Agreements.

                                   SECTION 8.

                                  MISCELLANEOUS

         8.1. GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of New York as applied to agreements entered into among New York residents to be performed entirely within New York, without reference to the principles of conflict of laws under New York law.

         8.2. SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby.

         8.3. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, provided, however, that the rights of the Purchasers to purchase the Common Shares shall not be assignable without the consent of the Company.

         8.4. ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Warrant and the Registration Rights Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that holders of a majority of the Common Shares issued or purchasable hereunder may, with the Company's prior written consent, waive, modify or amend on behalf of the Purchasers, any provision hereof.

         8.5. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or by facsimile transmission, or otherwise delivered by hand or by messenger, addressed (a) if to any Purchaser, at the Purchaser's address set forth on Schedule 1, or at such other address as such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Purchasers.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if by facsimile transmission, as indicated by the facsimile imprint date.

         8.6. DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         8.7. EXPENSES. The Company and each of the Purchasers shall each bear their own legal and other expenses with respect to this Agreement.

         8.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         8.9. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         8.10. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         8.11. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto, The Robinson-Humphrey Company, as placement agent (and its directors, officers, agents, affiliates and controlling persons) and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         8.12. INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of Person, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of the Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         8.13. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                         [SIGNATURES ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the undersigned, thereunto duly authorized, have executed this Agreement as of the date first set forth above.

                                 SPECTRX, INC.


                                 By: /S/  Thomas H. Muller, Jr.
                                    --------------------------------------------
                                    Name:  Thomas H. Muller, Jr.
                                         ---------------------------------------
                                    Title: Executive Vice President & CFO
                                          --------------------------------------

                                 PURCHASERS:

                                 SPECIAL SITUATIONS FUND III, L.P.

                                 By: /S/  David Greenhouse
                                    --------------------------------------------
                                    Name:  David Greenhouse
                                         ---------------------------------------
                                    Title: Managing Director
                                          --------------------------------------

                                 SPECIAL SITUATIONS PRIVATE EQUITY
                                 FUND, L.P.

                                 By:   /S/  David Greenhouse
                                    --------------------------------------------
                                    Name:  David Greenhouse
                                         ---------------------------------------
                                    Title: Managing Director
                                          --------------------------------------

                                   SCHEDULE 1

                             SCHEDULE OF PURCHASERS

          Name and Address                         Common Shares    Warrant Shares    Purchase Price
          ----------------                         -------------    --------------    --------------
Special Situations Fund III, L.P.                     237,380           47,476        $ 1,500,004.22
c/o Special Situations Fund
153 E. 53rd Street
New York, New York 10022

Special Situations Private Equity                     158,253           31,651        $ 1,000,000.71
Fund, L.P.
c/o Special Situations Fund
153 E. 53rd Street
New York, New York 10022

                                                      395,633           79,127        $ 2,500,004.93


                                  SCHEDULE 3.18

                               REGISTRATION RIGHTS

The Company has granted registration rights pursuant to the following agreements:

- Amended and Restated Registration Rights Agreement (the "Existing Agreement") dated as of October 21, 1996, among the Company and the holders of Registrable Securities (as such term is defined in the Existing Agreement)

- First Amendment to Amended and Restated Registration Rights Agreement dated November 30, 1999, among the Company and the holders of Registrable Securities (as such term is defined in the Existing Agreement)

- Second Amendment to Amended and Restated Registration Rights Agreement dated February 16, 2000, among the Company and the holders of Registrable Securities (as such term is defined in the Existing Agreement)

- Third Amendment to Amended and Restated Registration Rights Agreement dated June 4, 2001, among the Company and the holders of Registrable Securities (as such term is defined in the Existing Agreement)

- Fourth Amendment to Amended and Restated Registration Rights Agreement dated June 13, 2001, among the Company and the holders of Registrable Securities (as such term is defined in the Existing Agreement)

                                    EXHIBIT A

                          FORM OF COMMON STOCK WARRANT

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE WARRANT AND THE SHARES OF COMMON STOCK UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM.

         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS CONTAINED IN THIS WARRANT.

                                  SPECTRX, INC.
                              Common Stock Warrant
                       ___________ shares of Common Stock
                                                                   June __, 2001

No. ___

         SPECTRX, INC., a Delaware corporation (the "Company"), for value received, hereby certifies that [NAME OF ENTITY], or its registered assigns, (the "Holder") is entitled to purchase from the Company, at any time or from time to time prior to 5:00 p.m., Eastern Daylight Savings time, on June __, 2006 (the "Expiration Date"), _______ duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, as constituted on the date hereof (the "Common Stock"), of the Company at a purchase price of $9.8874 per share (the "Warrant Price"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

1. EXERCISE OF WARRANT.

         1.1. MANNER OF EXERCISE. This Warrant may be exercised by the Holder, in whole or in part, during normal business hours on any Business Day prior to the Expiration Date by surrender of this Warrant to the Company at the principal executive office of the Company, accompanied by (i) a subscription in the form of Schedule 1 hereto duly executed by such holder and (ii) by payment in cash or by certified or official bank check payable to the order of the Company or by wire transfer in the amount obtained by multiplying (a) the number of shares of Common Stock

(without giving effect to any adjustment therein) designated in such subscription by (b) the Warrant Price.

         1.2. WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time, the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the stockholder(s) of record thereof.

         1.3. DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within five
(5) Business Days thereafter, the Company at its expense (including the payment by it of any applicable issuance taxes) will cause to be issued to and delivered or registered in the name of the holder hereof or, subject to Section 5, as such holder (upon payment by such holder of any applicable transfer taxes) may direct, the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise. If the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, and so long as certificates issued pursuant the exercise hereof do not bear a legend and the holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder by crediting the account of the holder with DTC through its Deposit Withdrawal Agent Commission system ("DTC Transfer"). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder physical certificates representing the Warrant Shares so purchased. Further, the holder may instruct the Company to deliver to the holder physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof, shall be registered in the name of such holder and, following the date on which the Warrant Shares have been registered for resale under the Securities Act pursuant to that certain Registration Rights Agreement (the "Registration Rights Agreement") dated June ___, 2001, by and between the Company and the other signatories thereto or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such holder upon such exercise as provided in Section 1.1.

1.4. REPRESENTATIONS OF THE COMPANY.

The Company represents, warrants and acknowledges to the Holder that:

1.4.1 it is a corporation duly formed and validly existing in the State of Delaware;

1.4.2 the Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of all Warrants at the time outstanding. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof.

1.4.3 this Warrant has been duly authorized and approved by all requisite action of the Company, and constitutes a valid and binding agreement of the Company; and

1.4.4 when issued in accordance with the terms of this Warrant, the shares of Common Stock covered by this Warrant will be duly authorized and validly issued, fully paid and nonassessable.

2. ANTI-DILUTION PROVISIONS.

2.1. STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATION.

2.1.1 TRIGGERING EVENTS. If at any time the Company shall: (i) declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of additional shares of Common Stock into a larger number of shares of Common Stock, or (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the adjustments set forth in Sections 2.1.2 and 2.1.3 of this Section 2.1 shall be made to the number of shares of Common Stock for which this Warrant is exercisable and to the Warrant Price, respectively.

2.1.2 ADJUSTMENT TO NUMBER OF SHARES OF COMMON STOCK FOR WHICH WARRANT IS EXERCISABLE. The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal: (i) the number of shares of Common Stock for which this Warrant is exercisable immediately before the occurrence of any such event, (ii) multiplied by a fraction, (A) the numerator of which is the total number of shares of Common Stock outstanding immediately after the occurrence of such event, and (B) the denominator of which is the total number of shares of Common Stock outstanding immediately before the occurrence of such event.

2.1.3 ADJUSTMENT TO WARRANT PRICE. The Warrant Price shall be adjusted to equal: (i) the Warrant Price immediately prior to the occurrence of any such event, (ii) multiplied by a fraction, the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately before such event, and the denominator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately after the adjustment.

         2.1.4 EFFECTIVE DATE. Any adjustment under this Section 2.1 shall become effective at the close of business on the date the subdivision or combination becomes effective. Such adjustment shall be made successively whenever such an event occurs.

         2.2. RECLASSIFICATION, EXCHANGE, AND SUBSTITUTION. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock or other securities of the Company, including any such reclassification in connection with a consolidation or merger in which the Company is the surviving entity, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares provided for above), the Holder shall, on its exercise, be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Holder would have owned or been entitled to receive had such Warrant been exercised in full immediately prior to the happening of such reclassification, exchange or substitution for the same aggregate consideration. If the Company shall at any time change its Common Stock into the same or a different number of shares of any other class or classes of stock or other securities of the Company as set forth in this Section 2.2, the Warrant Price then in effect immediately before that reclassification, exchange or substitution shall be adjusted by multiplying the Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such adjustment and the denominator of which shall be the number of shares of Common Stock purchasable immediately thereafter. An adjustment made pursuant to this
Section 2.2 shall become effective immediately after the effective date of such event. Such adjustment shall be made successively whenever such an event occurs.

         2.3. REORGANIZATION, MERGERS, CONSOLIDATIONS, OR SALES OF ASSETS. In the event of a reorganization, merger or consolidation of the Company with or into another entity, or the sale of substantially all of the Company's properties and assets as, or substantially as, an entity to any other entity, then, as part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, at any time prior to the Expiration Date and upon payment of the Warrant Price then in effect, the number of shares of Common Stock or Other Securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which the Holder would have been entitled in such reorganization, merger, or consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and number of shares of Common Stock purchasable upon exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any Common Stock or Warrants or other property deliverable after than event upon exercise of this Warrant. The Company shall, within thirty (30) days after making such adjustment, give written notice (by first class mail, postage prepaid) to the Holder at the address of the Holder shown on the Company's books. That notice shall set forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated and specify the Warrant Price then in effect after the adjustment and the increased or decreased number of shares of Common Stock purchasable upon exercise of this Warrant. When appropriate, that notice may be given in advance and include as part of the notice required under other provisions of this Warrant.

         2.4. DEFERRAL OF ADJUSTMENTS.

         2.4.1 Notwithstanding any adjustments to the Warrant Price required under this Section 2, no adjustment in the number of shares of Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Warrant Price in effect at the time such adjustment is otherwise so required to be made; provided, however, that any adjustments which by reason of this Section 2.4.1 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest .001 of a cent.

         2.5. FORM OF WARRANT AFTER ADJUSTMENTS.

         2.5.1 The form of this Warrant need not be changed because of any adjustments in the Warrant Price or number or kind of the shares of Common Stock purchasable pursuant to this Warrant, and Warrants theretofore or hereunder issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued; provided, however, that the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant certificate thereafter issued, whether upon registration of transfer of, or in exchange or substitution for, an outstanding Warrant certificate may be in the form so changed.

3. RESTRICTIONS ON TRANSFER.

         3.1. RESTRICTIVE LEGENDS. Except as otherwise permitted by this
Section 3, each Warrant originally issued, each Warrant issued upon direct or indirect transfer, each certificate for Common Stock (or Other Securities) issued upon the exercise of any Warrant, and each certificate issued upon the direct or indirect transfer of any such Common Stock (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form, if applicable:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM."

         3.2. NOTICE OF PROPOSED TRANSFER: OPINIONS OF COUNSEL. Prior to any transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under such Act), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this
Section 3.2. Each
such notice shall (a) describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below, and (b) designate counsel for the holder giving such notice, which counsel shall be reasonably satisfactory to the Company. The holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

         3.2.1 if in the written opinion of such counsel for the holder, obtained at the holder's sole cost and expense and a copy of which shall be delivered to the Company and shall be reasonably satisfactory in form, scope and substance to the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Restricted Security or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 3.1 unless, in the opinion of such counsel, such legend is no longer required to insure compliance with the Securities Act and applicable state securities laws; and

         3.2.2 if the opinion of such counsel rendered pursuant to the foregoing subdivision 3.2.1 is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws (such opinion to state the basis of the legal conclusions reached therein), such holder shall not be entitled to transfer such Restricted Securities (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under the Securities Act) until receipt by the Company of a further notice and a further opinion of counsel for such holder to the effect stated in subdivision 3.2.1 above or until registration of such Restricted Securities under the Securities Act and applicable state securities laws has become effective.

         3.3. TERMINATION OF RESTRICTIONS. The restrictions imposed by this
Section 3 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities upon registration of the Restricted Securities under the Securities Act or when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in Section 3.1.

4. OWNERSHIP TRANSFER AND SUBSTITUTION OF WARRANTS.

         4.1. OWNERSHIP OF WARRANTS. The Company, may treat the Person in whose name any Warrant is registered on the register kept at the principal executive office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 3, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

     5. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which U.S. Federal Reserve member banks are not open for business in Atlanta, Georgia.

         "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Common Stock" shall mean, the Common Stock (or other equity interest, however denominated) of the Company and any stock into which such Common Stock shall have been changed or any stock resulting from any reclassification of such Common Stock.

         "Company" shall have the meaning specified in the opening paragraph of this Warrant, including any corporation which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 2.6.

         "Confidential Information" shall mean information that is not generally known to the public or that would constitute a trade secret under the laws governing this Warrant, and is owned, developed or acquired by a party to this Warrant including all software, programming, systems and use documentation, technical information, technology, codes, information, designs, ideas, inventions, data, data formats and files, and all copies and tangible embodiments thereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Holder" shall have the meaning specified in the opening paragraph of this Warrant.

         "Market Price" shall mean, per share of Common Stock which the Holder shall be entitled to receive upon exercise thereof, on any date specified herein, (a) the last sale price on such date of such Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of such Common Stock on such date, or (c) if there shall have been no trading on such date or if such Common Stock is not so designated, the average of the reported closing bid and asked prices of such Common Stock on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company, or (d) if neither (a), (b) nor (c) is applicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

         "Original Issue Date" shall have the date this Warrant was first issued.

         "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 2 or otherwise.

         "Person" shall mean a corporation, an association, a partnership, an organization or business, an individual, a government or political subdivision thereof or a governmental agency.

         "Restricted Securities" shall mean (a) any Warrants bearing the applicable legend set forth in Section 3.1, (b) any shares of Common Stock (or Other Securities) issued upon the exercise of Warrants which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section and (c) any shares of Common Stock (or Other Securities) issued subsequent to the exercise of any of the Warrants as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding shares of Common Stock (or Other Securities) into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of the Common Stock (or Other Securities) issued upon such exercise, which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

         "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Warrants" shall have the meaning specified in the opening paragraphs of this Warrant.

         "Warrant Price" shall have the meaning specified in the opening paragraph of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof any rights as a stockholder of the Company or as imposing any obligation on such Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

         7. NOTICES. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed to:

                  if to the Holder:

                  [ENTITY NAME AND ADDRESS]


                  if to the Company:

                  Thomas H. Muller, Jr.
                  SpectRx, Inc.
                  6025A Unity Drive
                  Norcross, Georgia 30071

         The address provided in this Section 7 may be modified by the Company by providing the Holder notice in writing; provided, however, that the exercise of any Warrant shall be effective in the manner provided in
         Section 1.

         8. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant which shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law which shall render any provision hereof prohibited or unenforceable in any respect. This Warrant shall be governed by the substantive laws of the State of Delaware without reference to the choice of law rules thereof. The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

         11. EXPIRATION. Subject to the provisions in Section 1.1 hereof, the right to exercise this Warrant shall expire at 5:00 p.m., Eastern Daylight Savings time, on June ___, 2006.



                                            SPECTRX, INC.




                                            By:
                                               ---------------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT


                                       29